                                                                   EXHIBIT 20.2


                                                  EXHIBIT C

FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

                      -------------------------------------

                     FIRST UNION MASTER CREDIT CARD TRUST

                      -------------------------------------

           The information which is required to be prepared with respect to the Distribution Date of July 20, 1998 and with respect to the performance of the Trust during the related Monthly Period.

           Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the
     ---------------------------------------------------------------------
     basis of $1,000 Original Certificate Principal Amount)
     ------------------------------------------------------

     1        The amount of the current monthly distribution in
              respect of Class A Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                              -------------------

     2        The amount of the current monthly distribution in
              respect of Class B Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                              -------------------

     3        The amount of the current monthly distribution in
              respect of Collateral Monthly Principal . . . . . . . . . . .        10,930,062.69
                                                                              -------------------

     4        The amount of the current monthly distribution in
              respect of Class A Monthly Interest . . . . . . . . . . . . .         1,345,458.33
                                                                              -------------------

     5        The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts . . . . . . . . . . . .                 0.00
                                                                              -------------------

     6        The amount of the current monthly distribution in
              respect of Class A Additional Interest. . . . . . . . . . . .                 0.00
                                                                              -------------------

     7        The amount of the current monthly distribution in
              respect of Class B Monthly Interest . . . . . . . . . . . . .           112,567.27
                                                                              -------------------

     8        The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts . . . . . . . . . . . .                 0.00
                                                                              -------------------

     9        The amount of the current monthly distribution in
              respect of Class B Additional Interest. . . . . . . . . . . .                 0.00
                                                                              -------------------

     10       The amount of the current monthly distribution in
              respect of Collateral Monthly Interest. . . . . . . . . . . .           160,271.10
                                                                              -------------------

     11       The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral
              Monthly Interest. . . . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                              -------------------

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1        Collection of Principal Receivables
              -----------------------------------

              (a)       The aggregate amount of Principal Collections
                        processed during the related Monthly Period
                        which were allocated in respect of the
                        Class A Certificates. . . . . . . . . . . . . . . .        32,207,626.65
                                                                              -------------------

              (b)       The aggregate amount of Principal Collections
                        processed during the related Monthly Period
                        which were allocated in respect of the
                        Class B Certificates. . . . . . . . . . . . . . . .         2,635,228.01
                                                                              -------------------

              (c)       The aggregate amount of Principal Collections
                        processed during the related Monthly Period
                        which were allocated in respect of the
                        Collateral Interest . . . . . . . . . . . . . . . .         4,196,758.43
                                                                              -------------------

     2        Principal Receivables in the Trust
              ----------------------------------

              (a)       The aggregate amount of Principal
                        Receivables in the Trust as of the end of the
                        day on the last day of the related Monthly
                        Period (ending Principal balance) . . . . . . . . .     2,028,389,221.93
                                                                              -------------------

              (b)       The amount of Principal Receivables in the
                        Trust represented by the Investor Interest of
                        Series 1996-2 as of the end of the day on the
                        last day of the related Monthly Period. . . . . . .       363,636,975.00
                                                                              -------------------

              (c)       The amount of Principal Receivables in the
                        Trust represented by the Series 1996-2
                        Adjusted Investor Interest as of the end of the
                        day on the last day of the related Monthly
                        Period. . . . . . . . . . . . . . . . . . . . . . .       363,636,975.00
                                                                              -------------------

              (d)       The amount of Principal Receivables in the
                        Trust represented by the Class A Investor
                        Interest as of the end of the day on the last
                        day of the related Monthly Period . . . . . . . . .       300,000,000.00
                                                                              -------------------

              (e)       The amount of Principal Receivables in the
                        Trust represented by the Class A Adjusted
                        Investor Interest as of the end of day on the
                        last day of the related Monthly Period. . . . . . .       300,000,000.00
                                                                              -------------------

              (f)       The amount of Principal Receivables in the
                        Trust represented by the Class B Investor
                        Interest as of the end of the day on the last
                        day of the related Monthly Period . . . . . . . . .        24,546,000.00
                                                                              -------------------

              (g)       The amount of Principal Receivables in the
                        Trust represented by the Collateral Interest as
                        of the end of the day on the last day of the
                        related Monthly Period. . . . . . . . . . . . . . .        39,090,975.00
                                                                              -------------------

              (h)       The Floating Investor Percentage with respect
                        to the related Monthly Period . . . . . . . . . . .               17.97%
                                                                              -------------------

              (i)       The Class A Floating Allocation with respect
                        to the related Monthly Period . . . . . . . . . . .               14.82%
                                                                              -------------------

              (j)       The Class B Floating Allocation with respect
                        to the related Monthly Period . . . . . . . . . . .                1.21%
                                                                              -------------------

              (k)       The Collateral Floating Allocation with respect
                        to the related Monthly Period . . . . . . . . . . .                1.93%
                                                                              -------------------

              (l)       The Fixed Investor Percentage with respect to
                        the related Monthly Period. . . . . . . . . . . . .               17.97%
                                                                              -------------------

              (m)       The Class A Fixed Allocation with respect to
                        the related Monthly Period. . . . . . . . . . . . .               82.50%
                                                                              -------------------

              (n)       The Class B Fixed Allocation with respect to
                        the related Monthly Period. . . . . . . . . . . . .                6.75%
                                                                              -------------------

              (o)       The Collateral Fixed Allocation with respect to
                        the related Monthly Period. . . . . . . . . . . . .               10.75%
                                                                              -------------------

     3        Rebate Accounts
              ---------------

              The aggregate amount of                                                 Aggregate                     Percentage of
              Receivables arising in                                                   Account                       Total Trust
              Rebate Accounts with respect                                             Balance                       Receivables
              to the related Monthly Account                                           -------                       -----------
              Receivables . . . . . . . . . . . . . . . . . . . . . . . . .         58,058,824.15                       2.76%
                                                                              -----------------------------------------------------

     4        Delinquent Balances
              -------------------

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                                      Aggregate                     Percentage of
                                                                                       Account                          Total
                                                                                       Balance                       Receivables
                                                                                       -------                       -----------

              (a)       35 - 64 days: . . . . . . . . . . . . . . . . . . .          21,606,464.04                      1.03%
                                                                              -----------------------------------------------------
              (b)       65 - 94 days: . . . . . . . . . . . . . . . . . . .          13,588,709.33                      0.65%
                                                                              -----------------------------------------------------
              (c)       95 - 124 days:. . . . . . . . . . . . . . . . . . .          11,456,076.66                      0.54%
                                                                              -----------------------------------------------------
              (d)       125 - 154 days: . . . . . . . . . . . . . . . . . .           9,435,187.57                      0.45%
                                                                              -----------------------------------------------------
              (e)       155 - or more days: . . . . . . . . . . . . . . . .           7,328,298.47                      0.35%
                                                                              -----------------------------------------------------
                                              Total                                  63,414,736.07                      3.01%
                                                                              -----------------------------------------------------

     5        Investor Default Amount
              -----------------------

              (a)       The Aggregate Investor Default Amount for
                        the related Monthly Period. . . . . . . . . . . . .        1,522,077.78
                                                                              ------------------

              (b)       The Class A Investor Default Amount for
                        the related Monthly Period. . . . . . . . . . . . .        1,255,712.06
                                                                              ------------------

              (c)       The Class B Investor Default Amount for
                        the related Monthly Period. . . . . . . . . . . . .          102,742.36
                                                                              ------------------

              (d)       The Collateral Default Amount for
                        the related Monthly Period. . . . . . . . . . . . .          163,623.36
                                                                              ------------------

     6        Investor Charge Offs
              --------------------

              (a)       The aggregate amount of Class A Investor
                        Charge Offs for the related Monthly Period. . . . .                0.00
                                                                              ------------------

              (b)       The aggregate amount of Class A Investor
                        Charge Offs set forth in 5(a) above per $1,000
                        of original certificate principal amount. . . . . .                0.00
                                                                              ------------------

              (c)       The aggregate amount of Class B Investor
                        Charge Offs for the related Monthly Period. . . . .                0.00
                                                                              ------------------

              (d)       The aggregate amount of Class B Investor
                        Charge Offs set forth in 5(c) above per $1,000
                        of original certificate principal amount. . . . . .                0.00
                                                                              ------------------

              (e)       The aggregate amount of Collateral
                        Charge Offs for the related Monthly Period. . . . .                0.00
                                                                              ------------------


              (f)       The aggregate amount of Collateral Charge-
                        Offs set forth in 5(e) above per $1,000 of
                        original certificate principal amount. . . . . . .                 0.00
                                                                              ------------------

              (g)       The aggregate amount of Class A Investor
                        Charge Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date . . .                 0.00
                                                                              ------------------

              (h)       The aggregate amount of Class A Investor
                        Charge Offs set forth in 5(g) above per $1,000
                        original certificate principal amount reimbursed
                        on the Transfer Date immediately preceding
                        this Distribution Date . . . . . . . . . . . . . .                 0.00
                                                                              ------------------

              (i)       The aggregate amount of Class B Investor
                        Charge Offs reimbursed on the Transfer
                        Date immediately preceding this Distribution
                        Date . . . . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                              ------------------

              (j)       The aggregate amount of Class B Investor
                        Charge Offs set forth in 5(i) above per $1,000
                        original certificate principal amount
                        reimbursed on the Transfer Date
                        immediately preceding this Distribution Date . . .                 0.00
                                                                              ------------------

              (k)       The aggregate amount of Collateral Charge
                        Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date . . .                 0.00
                                                                              ------------------

              (l)       The aggregate amount of Class B Investor
                        Charge Offs set forth in 5(i) above per $1,000
                        original certificate principal amount
                        reimbursed on the Transfer Date
                        immediately preceding this Distribution Date . . .                 0.00
                                                                              ------------------

     7        Investor Servicing Fee
              ----------------------

              (a)       The amount of the Class A Servicing Fee
                        payable by the Trust to the Servicer for the
                        related Monthly Period . . . . . . . . . . . . . .           312,500.00
                                                                              ------------------

              (b)       The amount of the Class B Servicing Fee
                        payable by the Trust to the Servicer for the
                        related Monthly Period . . . . . . . . . . . . . .            25,568.75
                                                                              ------------------

              (c)       The amount of the Collateral Servicing Fee
                        payable by the Trust to the Servicer for the
                        related Monthly Period . . . . . . . . . . . . . .            40,719.77
                                                                              ------------------


              (d)       the amount of Servicer Interchange payable
                        by the Trust to the Servicer for the related
                        Monthly Period . . . . . . . . . . . . . . . . . .           227,273.11
                                                                              ------------------

     8        Reallocations
              -------------

              (a)       The amount of Reallocated Collateral
                        Principal Collections with respect to this
                        Distribution Date. . . . . . . . . . . . . . . . .                 0.00
                                                                              ------------------

              (b)       The amount of Reallocated Class B
                        Principal Collections with respect to this
                        Distribution Date. . . . . . . . . . . . . . . . .                 0.00
                                                                              ------------------

              (c)       The Collateral Interest as of the close of
                        business on this Distribution Date . . . . . . . .        28,160,912.00
                                                                              ------------------

              (d)       The Class B Investor Interest as of the close of
                        business on this Distribution Date . . . . . . . .        24,546,000.00
                                                                              ------------------

     9        Collection of Finance Charge Receivables
              ----------------------------------------

              (a)       The aggregate amount of Collections of
                        Finance Charge Receivables processed
                        during the related Monthly Period which were
                        allocated in respect of the Class A Certificates .         5,799,564.89
                                                                              ------------------

              (b)       The aggregate amount of Collections of
                        Finance Charge Receivables processed
                        during the related Monthly Period which were
                        allocated in respect of the Class B Certificates .           474,025.91
                                                                              ------------------

              (c)       The aggregate amount of Collections of
                        Finance Charge Receivable processed
                        during the related Monthly Period which were
                        allocated in respect of the Collateral Interest. .           754,914.65
                                                                              ------------------

     10       Principal Funding Account
              -------------------------

              (a)       The principal amount on deposit in the
                        Principal Funding Account on the related
                        Transfer Date. . . . . . . . . . . . . . . . . . .       101,675,000.00
                                                                              ------------------

              (b)       The Accumulation Shortfall with respect to
                        the related Monthly Period . . . . . . . . . . . .                 0.00
                                                                              ------------------

              (c)       The Principal Funding Investment Proceeds
                        deposited in the Finance Charge Account on
                        the related Transfer Date. . . . . . . . . . . . .                 0.00
                                                                              ------------------


              (d)       The amount of all or the portion of the
                        Reserve Draw Amount deposited in the
                        Finance Charge Account on the related
                        Transfer date from the Reserve Account . . . . . .                 0.00
                                                                              ------------------

     11       Reserve Draw Amount. . . . . . . . . . . . . . . . . . . . .                 0.00
              -------------------

     12       Available Funds. . . . . . . . . . . . . . . . . . . . . . .
              ---------------

              (a)       The amount of Class A Available Funds on
                        deposit in the Finance Charge Account on
                        the related Transfer Date. . . . . . . . . . . . .         5,799,564.89
                                                                              ------------------

              (b)       The amount of Class B Available Funds on
                        deposit in the Finance charge Account on
                        the related Transfer Date. . . . . . . . . . . . .           474,025.91
                                                                              ------------------

              (c)       The amount of Collateral Available Funds on
                        deposit in the Finance Charge Account on
                        the related Transfer Date. . . . . . . . . . . . .           754,914.65
                                                                              ------------------

     13       Portfolio Yield
              ---------------

              (a)       The Portfolio Yield for the related Monthly
                        Period . . . . . . . . . . . . . . . . . . . . . .               18.92%
                                                                              ------------------

              (b)       The Portfolio Adjusted Yield for the related
                        Monthly Period . . . . . . . . . . . . . . . . . .               10.49%
                                                                              ------------------

C.   Floating Rate Determinations
     ----------------------------

     1        LIBOR for the Interest Period ending on this
              Distribution Date. . . . . . . . . . . . . . . . . . . . . .             5.65625%
                                                                              ------------------

     2        Number of days in this interest period . . . . . . . . . . .                   28
                                                                              ------------------

     3        Interest Factor. . . . . . . . . . . . . . . . . . . . . . .             0.53404%
                                                                              ------------------

D.   CUSIP Numbers
     -------------

     1        Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .            337365AC4
                                                                              ------------------

     2        Class B. . . . . . . . . . . . . . . . . . . . . . . . . . .            337365AD2
                                                                              ------------------

                                            FIRST UNION DIRECT BANK, N.A.
                                            Servicer




                                            By: /s/ JAMES H. GILBRAITH II
                                            ------------------------------------



                                            James H. Gilbraith II
                                            Vice President and Managing Director
                                            First Union Direct Bank, N.A.